EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Zell Capital, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Zell Capital for the period ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Zell Capital for the stated period.

/s/ William L. Zell William L. Zell Chief Executive Officer Zell Capital	/s/ Michelle Murcia Michelle Murcia Chief Financial Officer Zell Capital
Dated: 12/09/2021	Dated: 12/09/2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Zell Capital for purposes of Section 18 of the Securities Exchange Act of 1934.